UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-05202

BNY Mellon Investment Funds IV, Inc.
(Exact name of Registrant as specified in charter)

     c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286 (Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq.
240 Greenwich Street
New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6400

Date of fiscal year end: 08/31

Date of reporting period: 08/31/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Floating Rate Income Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Floating Rate Income Fund

ANNUAL REPORT August 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Floating Rate Income Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Floating Rate Income Fund, covering the 12-month period from September 1, 2019 through August 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Early in the reporting period, positive investor sentiment fueled an equity rally. Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects. As the calendar year turned over, this optimism turned to concern, as COVID-19 began to spread across China, adjacent areas of the Pacific Rim and parts of Europe. When the virus spread throughout the U.S. in March 2020, stocks began to show signs of volatility and posted historic losses during the month. Investor angst over the possible economic impact of a widespread quarantine worked to depress equity valuations. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies and equity valuations began to rebound, trending upward for the remainder of the period.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued and Treasury rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package; many governments and central banks around the globe followed suit. At their meeting in August 2020, the Fed confirmed their commitment to a “lower-for-longer” rate policy.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19. However, we are confident that ongoing central bank and government policy responses can continue to support economic progress. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
September 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period of September 1, 2019 through August 31, 2020, as provided by the fund’s primary portfolio managers, Kevin Cronk, Chris Barris and Leland Hart of Alcentra NY, LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon Floating Rate Income Fund’s Class A shares produced a total return of 0.69%, Class C shares returned -0.05%, Class I shares returned 1.06% and Class Y shares returned 1.03%.1 The fund’s benchmark, The Credit Suisse Leveraged Loan Index (the “Index”), produced a total return of 0.57% for the same period.2

Floating-rate notes generally produced modestly positive total returns over the 12 months, despite pockets of extreme volatility in early 2020 stemming from the spread of COVID-19 and its economic effects. The fund's performance relative to the Index was due, in part, to successful sector and credit selection during the period.

The Fund’s Investment Approach

The fund seeks high current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in floating-rate loans and other floating-rate securities. These investments should enable the fund to effectively achieve a floating rate of income. The fund currently intends to invest principally in floating-rate loans and other floating-rate securities of U.S. issuers, but may invest up to 30% of its net assets in securities of foreign issuers.

We buy and sell securities through a value-oriented, bottom-up research process that incorporates a top-down overlay. We use fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across quality segments, industries and credits, while seeking to mitigate downside risk. Fundamental analysis is complemented by our top-down outlook, which considers market fundamentals, technicals and valuations.

Central Bank Policy and COVID-19 Drive Markets

Fixed-income instruments generally posted positive returns over the 12 months. The year can be divided into pre- and post-COVID-19 periods, each of which faced its own unique challenges and experienced its own market drivers. In the pre-COVID period covered by the report (October – December 2019), concerns over slowing global growth led to a risk-off environment. Equity markets stalled throughout the summer and fall of 2019, and bond yields fell. In an attempt to reassure investors and stoke economic growth, the U.S. Federal Reserve (the “Fed”) cut the overnight federal funds lending rate twice during the early part of the period, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration Treasuries during this time.

However, a pivot happened in January 2020, as the COVID-19 pandemic began to spread across areas of Asia and Europe, causing a dramatic decline in economic activity and consequent increase in corporate investment-grade, high yield and emerging market bond spreads. As investors became concerned about the potential economic impact of the virus,

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

developed market, sovereign debt yields began to fall in a flight to quality. March 2020 brought heightened volatility as COVID-19 continued to spread. U.S. Treasury rates continued to fall to historic lows. Global stay-at-home orders closed non-essential businesses and shut down wide sections of the global economy, resulting in rising global unemployment. Oil prices fell due to demand shock, as large numbers of commuters no longer needed gasoline to get to work. In addition, a conflict between Saudi Arabia and Russia regarding oil production exacerbated the drop in oil prices, causing the prices of energy securities to plummet. Spreads widened significantly in a short time, placing significant downward pressure on spread-product valuations. Corporate high yield spreads widened, due to concerns over the economic slowdown and its effect on corporate balance sheet health. Some securitized credit spreads also widened, fueled in part by investor concern over possible future defaults, as newly out-of-work individuals struggled to make their mortgage and car payments. There was a partial recovery in riskier bonds in April 2020, as massive monetary and fiscal responses were unleashed by governments and central banks. Spreads began to tighten again, as stimulus efforts, asset purchases and business reopenings began to support economies and security valuations. Spreads generally continued to tighten for the duration of the reporting period. However, Treasury yields remained very low through the end of the 12 months. In addition, large swaths of the economy remained constrained by COVID-19, such as leisure, travel and entertainment, keeping downward pressure on securities issued by companies in these industries.

Sector Allocation Benefits Performance

The fund’s performance compared to the Index was bolstered over the reporting period by several factors. Sector allocation effects were positive. Avoiding many areas of the market that were negatively affected by COVID-19, such as leisure, travel, retail, airlines and restaurants, helped relative performance. Many of these positions were sold in February 2020 as volatility crept in. The cash raised by the liquidations also helped performance during the spring downturn. The fund’s allocation to high yield debt was also beneficial. High yield debt outperformed loans in the period from January through August 2020. In addition, quality selection was positive for the period. The fund was underweight CCC rated securities, which benefited portfolio results, as this lower-quality debt underperformed. The fund was overweight B rated debt, which outpaced CCC and BB rated debt. Issue selection effects were also positive for the 12 months, aided primarily by successful selection within the leisure, entertainment and travel sectors. Attribution from health care was also beneficial.

Conversely, some positions weighed on performance. The fund’s overweight to the energy sector, which was a significant underperformer during the reporting period, was a key detractor from relative results. In addition, the fund’s cash balance created a drag on returns the last several months of the period, providing a headwind to performance. The portfolio’s position in collateralized loan obligations (CLOs) underperformed the loan market during the spring volatility, weighing on returns. However, the net effect of the CLO allocation for the 12 months was neutral, as CLOs recovered the last four months of the reporting period.

Prepared for Potential Challenges

Given the virus-induced weakness in the economy, we are seeing support from the Fed, which has pledged to continue to maintain an accommodative environment. This includes maintaining low rates. Since floating-rate instruments are often used as a hedge against rising rates, this can pose challenges for loan demand. In addition, several sectors remain affected by COVID-19, such as leisure, restaurants, travel, airlines and retail. We plan to continue to avoid these sectors of the market until the situation around COVID-19 changes. We have also upgraded the portfolio’s credit quality. The fund is underweight CCC rated debt as of the end of the period, and we have reduced our B exposure in order to add to BB rated credits. We believe defaults may tick higher in the coming months but think this possibility has already been priced into the market. Against this backdrop, we believe effective credit selection and active management are absolutely critical for success. We will continue to employ a strict sell discipline and anticipate market volatility may provide opportunities to purchase securities at attractive valuations.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent, deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Morningstar. - The Credit Suisse Leveraged Loan Index is a monthly rebalanced index. It is designed to mirror the investable universe of the USD-denominated leveraged loan market. Investors cannot invest directly in any index.

Floating rate loans are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

The risks of an investment in a collateralized loan obligation (CLO) depend largely on the type of the collateral and the tranche of the CLO in which the fund invests. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults as well as aversion to CLO securities as an asset class.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Floating Rate Income Fund with a hypothetical investment of $10,000 in the Credit Suisse Leveraged Loan Index and, the fund’s benchmark prior to December 31, 2018, the S&P/LSTA U.S. Leveraged Loan Index.

† Source: Lipper Inc.

†† Source: Morningstar

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Floating Rate Income Fund on 9/27/13 (inception date) to a hypothetical investment of $10,000 made in the Credit Suisse Leveraged Loan Index and S&P/LSTA U.S. Leveraged Loan Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Credit Suisse Leveraged Loan Index is an unmanaged index designed to track the performance of the investable universe of the U.S. dollar denominated leveraged loan market. The S&P/LSTA U.S. Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Unlike a mutual fund, the Indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Floating Rate Income Fund with a hypothetical investment of $1,000,000 in the Credit Suisse Leveraged Loan Index and, the fund’s benchmark prior to December 31, 2018, the S&P/LSTA U.S. Leveraged Loan Index.

† Source: Lipper Inc.

†† Source: Morningstar

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Floating Rate Income Fund on 9/27/13 (inception date) to a hypothetical investment of $1,000,000 made in the Credit Suisse Leveraged Loan Index and S&P/LSTA U.S. Leveraged Loan Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses on Class Y shares. The Credit Suisse Leveraged Loan Index is an unmanaged index designed to track the performance of the investable universe of the U.S. dollar denominated leveraged loan market. The S&P/LSTA U.S. Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Unlike a mutual fund, the Indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 8/31/2020
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (2.50%)	9/27/13	-1.84%	1.87%	2.03%
without sales charge	9/27/13	0.69%	2.40%	2.40%
Class C shares
with applicable redemption charge†	9/27/13	-1.01%	1.63%	1.64%
without redemption	9/27/13	-0.05%	1.63%	1.64%
Class I shares	9/27/13	1.06%	2.69%	2.68%
Class Y shares	9/27/13	1.03%	2.71%	2.69%
Credit Suisse Leveraged Loan Index	9/30/13	0.57%	3.75%	3.60%††
S&P/LSTA U.S. Leveraged Loan Index	9/30/13	0.91%	3.74%	3.49%††

†The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††For comparative purposes, the value of the Indices on 9/30/13 is used as the beginning value on 9/27/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Floating Rate Income Fund from March 1, 2020 to August 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.28	$9.03	$4.03	$3.82
Ending value (after expenses)	$999.70	$996.10	$1,001.80	$1,001.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.33	$9.12	$4.06	$3.86
Ending value (after expenses)	$1,019.86	$1,016.09	$1,021.11	$1,021.32

†  Expenses are equal to the fund’s annualized expense ratio of 1.05% for Class A, 1.80% for Class C, .80% for Class I and .76% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2020

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 13.7%
Aerospace & Defense - .4%
TransDigm, Sr. Scd. Notes		8.00	12/15/2025	2,616,000	[b]	2,847,516
Airlines - .2%
American Airlines, Sr. Scd. Notes		11.75	7/15/2025	1,275,000	[b]	1,226,556
Automobiles & Components - .8%
Ford Motor Credit, Sr. Unscd. Notes		4.13	8/17/2027	690,000		690,197
Ford Motor Credit, Sr. Unscd. Notes	GBP	4.54	3/6/2025	2,400,000		3,215,996
Ford Motor Credit, Sr. Unscd. Notes		5.11	5/3/2029	1,150,000		1,216,125
					5,122,318
Chemicals - .9%
Innophos Holdings, Sr. Unscd. Notes		9.38	2/15/2028	1,540,000	[b]	1,675,713
Tronox, Sr. Scd. Notes		6.50	5/1/2025	1,373,000	[b]	1,475,117
Venator Finance, Sr. Scd. Notes		9.50	7/1/2025	2,590,000	[b]	2,732,450
					5,883,280
Collateralized Loan Obligations Debt - 1.7%
Babson Euro CLO, Ser. 2014-2A, Cl. FR, 3 Month EURIBOR +7.00% @ Floor	EUR	7.00	11/25/2029	2,000,000	[b,c]	2,058,062
Barings CLO, Ser. 2018-1A, Cl. D, 3 Month LIBOR +5.50%		5.78	4/15/2031	2,900,000	[b,c]	2,399,563
Carlyle Global Market Strategies CLO, Ser. 2014-1A, Cl. ER, 3 Month LIBOR +5.40%		5.67	4/17/2031	2,000,000	[b,c]	1,508,644
KKR CLO, Ser. 26, Cl. E, 3 Month LIBOR +7.00%		7.28	7/15/2032	1,000,000	[b,c]	926,527
Madison Park Funding XXX CLO, Ser. 2018-30A, Cl. D, 3 Month LIBOR +2.50%		2.78	4/15/2029	765,000	[b,c]	707,369
Northwoods Capital 19 CLO, Ser. 2020-21A, Cl. E, 3 Month EURIBOR +6.86% @ Floor	EUR	6.86	6/16/2033	1,500,000	[b,c]	1,787,612
OZLM VI CLO, Ser. 2014-6A, Cl. DS, 3 Month LIBOR +6.05%		6.32	4/17/2031	2,000,000	[b,c]	1,545,412
York 1 CLO, Ser. 2014-1A, Cl. DRR, 3 Month LIBOR +3.01%		3.27	10/22/2029	570,000	[b,c]	543,072
					11,476,261
Commercial & Professional Services - .5%
MPH Acquisition Holdings, Gtd. Notes		7.13	6/1/2024	1,300,000	[b]	1,321,515
Verscend Escrow, Sr. Unscd. Notes		9.75	8/15/2026	1,820,000	[b]	1,979,659
					3,301,174
Consumer Discretionary - 1.8%
Allen Media, Gtd. Notes		10.50	2/15/2028	1,650,000	[b]	1,637,881

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 13.7% (continued)
Consumer Discretionary - 1.8% (continued)
Banijay Group, Sr. Unscd. Notes	EUR	6.50	3/1/2026	1,500,000	[b]	1,710,358
Boyd Gaming, Gtd. Notes		8.63	6/1/2025	650,000	[b]	717,438
Caesars Entertainment, Sr. Scd. Notes		6.25	7/1/2025	1,729,000	[b]	1,832,230
Core & Main, Sr. Unscd. Notes		6.13	8/15/2025	1,500,000	[b]	1,545,135
International Game Technology, Sr. Scd. Notes		5.25	1/15/2029	2,160,000	[b]	2,217,467
Lions Gate Capital Holdings, Gtd. Notes		6.38	2/1/2024	1,800,000	[b]	1,846,107
					11,506,616
Diversified Financials - .4%
Compass Group Diversified Holdings, Sr. Unscd. Notes		8.00	5/1/2026	1,273,000	[b]	1,350,729
Nationstar Mortgage Holdings, Gtd. Notes		5.50	8/15/2028	897,000	[b]	945,102
Nationstar Mortgage Holdings, Gtd. Notes		6.00	1/15/2027	352,000	[b]	373,835
					2,669,666
Electronic Components - .3%
Wesco Distribution, Gtd. Notes		7.25	6/15/2028	1,516,000	[b]	1,693,531
Energy - .7%
Apache, Sr. Unscd. Notes		4.88	11/15/2027	376,000		385,152
Crestwood Midstream Partners, Gtd. Notes		5.63	5/1/2027	1,468,000	[b]	1,351,522
EQM Midstream Partners, Sr. Unscd. Notes		6.00	7/1/2025	650,000	[b]	690,625
EQM Midstream Partners, Sr. Unscd. Notes		6.50	7/1/2027	810,000	[b]	888,096
Occidental Petroleum, Sr. Unscd. Notes		3.50	8/15/2029	1,560,000		1,344,096
					4,659,491
Food Products - .4%
Albertsons, Sr. Unscd. Notes		3.50	3/15/2029	1,565,000	[b]	1,580,650
Post Holdings, Gtd. Notes		4.63	4/15/2030	1,000,000	[b]	1,045,000
					2,625,650
Health Care - .9%
Bausch Health, Gtd. Notes		6.13	4/15/2025	1,183,000	[b]	1,218,194
Bausch Health, Gtd. Notes		6.25	2/15/2029	2,741,000	[b]	2,869,251
Ortho-Clinical Diagnostics, Sr. Unscd. Notes		7.25	2/1/2028	130,000	[b]	134,794
Ortho-Clinical Diagnostics, Sr. Unscd. Notes		7.38	6/1/2025	820,000	[b]	854,338
Polaris Intermediate, Sr. Unscd. Notes		8.50	12/1/2022	1,000,000	[b]	1,017,500
					6,094,077

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 13.7% (continued)
Industrial - .4%
General Electric, Jr. Sub. Debs., Ser. D		5.00	1/21/2021	1,480,000		1,156,017
Husky III Holding, Sr. Unscd. Notes		13.00	2/15/2025	1,585,000	[b]	1,677,128
					2,833,145
Information Technology - .1%
Black Knight InfoServ, Gtd. Notes		3.63	9/1/2028	965,000	[b]	979,784
Materials - .6%
Ardagh Packaging Finance, Sr. Unscd. Notes		5.25	8/15/2027	1,620,000	[b]	1,687,036
Graham Packaging, Gtd. Notes		7.13	8/15/2028	585,000	[b]	615,590
Mauser Packaging Solutions Holding, Sr. Scd. Notes		8.50	4/15/2024	1,476,000	[b]	1,549,800
					3,852,426
Media - 1.4%
CSC Holdings, Sr. Unscd. Notes		4.63	12/1/2030	1,600,000	[b]	1,638,552
Diamond Sports Group, Sr. Scd. Notes		5.38	8/15/2026	1,655,000	[b]	1,294,897
Radiate Holdco, Sr. Unscd. Notes		6.88	2/15/2023	2,500,000	[b]	2,571,612
TEGNA, Gtd. Notes		5.00	9/15/2029	2,856,000	[b]	2,875,421
Virgin Media Finance, Sr. Unscd. Notes		5.00	7/15/2030	690,000	[b]	711,407
					9,091,889
Metals & Mining - .3%
Arconic, Scd. Notes		6.13	2/15/2028	1,910,000	[b]	2,020,446
Real Estate - .5%
Iron Mountain, Gtd. Notes		5.25	7/15/2030	1,250,000	[b]	1,328,956
Ladder Capital Finance Holdings, Gtd. Notes		4.25	2/1/2027	2,013,000	[b]	1,851,960
					3,180,916
Retailing - .2%
Macy's, Sr. Scd. Notes		8.38	6/15/2025	1,196,000	[b]	1,257,068
Technology Hardware & Equipment - .5%
Banff Merger Sub, Sr. Unscd. Notes	EUR	8.38	9/1/2026	1,100,000	[b]	1,349,795
Tempo Acquisition, Sr. Unscd. Notes		6.75	6/1/2025	1,600,000	[b]	1,639,016
					2,988,811
Telecommunication Services - .3%
Altice France Holding, Gtd. Notes		6.00	2/15/2028	865,000	[b]	866,605
CommScope, Gtd. Notes		7.13	7/1/2028	1,006,000	[b]	1,074,993
					1,941,598
Utilities - .4%
Pattern Energy Operations, Gtd. Notes		4.50	8/15/2028	1,005,000	[b]	1,060,175

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 13.7% (continued)
Utilities - .4% (continued)
Pike, Sr. Unscd. Notes	5.50	9/1/2028	1,835,000	[b]	1,853,350
				2,913,525
Total Bonds and Notes (cost $86,799,980)			90,165,744

Floating Rate Loan Interests - 80.5%
Advertising - 1.3%
ABG Intermediate Holdings 2, First Lien Incremental Amendment No. 5 Term Loan, 3 Month LIBOR +5.25%	6.25	9/29/2024	947,000	[c]	937,530
ABG Intermediate Holdings 2, First Lien Initial Term Loan, 3 Month LIBOR +3.50%	4.50	9/29/2024	2,788,782	[c]	2,738,138
Clear Channel Outdoor Holdings, Term Loan B, 2-3 Month LIBOR +3.50%	3.74	8/21/2026	3,631,098	[c]	3,314,684
Terrier Media Buyer, Term Loan, 1 Month LIBOR +4.25%	4.41	12/17/2026	1,310,000	[c]	1,287,894
				8,278,246
Airlines - .2%
JetBlue Airways, Term Loan, 3 Month LIBOR +5.25%	6.25	6/17/2024	1,601,455	[c]	1,600,654
Automobiles & Components - .9%
Clarios Global, First Lien Initial Dollar Term Loan, 1 Month LIBOR +3.50%	3.66	4/30/2026	2,962,538	[c]	2,912,545
CTOS, Term Loan B, 1 Month LIBOR +4.25%	4.43	4/18/2025	2,687,669	[c]	2,665,845
				5,578,390
Building Materials - 1.5%
Cornerstone Building, Initial Term Loan, 1 Month LIBOR +3.75%	3.92	4/12/2025	5,269,918	[c]	5,192,529
Forterra Finance, Replacement Term Loan, 1 Month LIBOR +3.00%	4.00	10/25/2023	2,578,484	[c]	2,543,030
Tamko Building Products, Initial Term Loan, 1 Month LIBOR +3.25%	3.41	5/31/2026	2,014,912	[c]	2,004,837
				9,740,396
Chemicals - 1.8%
ColourOZ Investment 2, First Lien Initial Term Loan B-2, 3 Month LIBOR +4.25%	5.25	9/7/2021	4,057,665	[c]	3,641,755

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 80.5% (continued)
Chemicals - 1.8% (continued)
ColourOZ Investment 2, First Lien Initial Term Loan C, 3 Month LIBOR +3.00%	4.00	9/7/2021	720,741	[c]	646,865
Encapsys, Term Loan B-2, 1 Month LIBOR +3.25%	4.25	11/30/2024	4,444,127	[c]	4,373,754
Polar US Borrower, Initial Term Loan, 1 Month LIBOR +4.75%	4.91	10/16/2025	3,351,591	[c]	3,196,580
				11,858,954
Commercial & Professional Services - 7.5%
AlixPartners, 2017 Refinancing Term Loan, 1 Month LIBOR +2.50%	2.66	4/4/2024	2,453,660	[c]	2,407,813
Amentum Government Services Holdings, First Lien Initial Term Loan, 1 Month LIBOR +4.00%	4.16	2/3/2027	3,185,958	[c]	3,185,958
APX Group, Term Loan, 1 Month LIBOR +5.00% and 3 Month PRIME +4.00%	6.20	12/31/2025	2,413,425	[c]	2,390,425
Belron Finance US, Dollar Second Incremental Term Loan, 3 Month LIBOR +2.50%	2.77	10/30/2026	997,494	[c]	984,402
Belron Finance US, Initial Term Loan B, 3 Month LIBOR +2.50%	2.74	11/7/2024	1,731,122	[c]	1,711,647
Cast & Crew Payroll, First Lien Initial Term Loan, 1 Month LIBOR +3.75%	3.91	2/7/2026	2,291,354	[c]	2,171,058
Creative Artists Agency, Incremental Term Loan, 1 Month LIBOR +3.75%	3.91	11/26/2026	1,795,489	[c]	1,718,058
Electro Rent, First Lien Initial Term Loan, 3 Month LIBOR +5.00%	6.00	1/31/2024	2,450,237	[c]	2,436,455
Employbridge, Refinancing Term Loan, 6 Month LIBOR +4.50%	5.50	4/18/2025	819,179	[c]	737,941
Lineage Logistics, Term Loan, 1 Month LIBOR +3.00%	4.00	2/27/2025	1,372,469	[c]	1,363,678
MPH Acquisition Holdings, Initial Term Loan, 3 Month LIBOR +2.75%	3.75	6/7/2023	3,157,295	[c]	3,133,047
National Intergovernment, First Lien Initial Term Loan, 3 Month LIBOR +3.75%	4.06	5/23/2025	3,139,382	[c]	3,068,745
New Constellis Borrower, Second Lien Exit Term Loan B, 1 Month LIBOR +11.00%	12.00	3/27/2025	753,760	[c]	398,550
Parexel International, Initial Term Loan, 1 Month LIBOR +2.75%	2.91	9/27/2024	3,167,214	[c]	3,072,103

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 80.5% (continued)
Commercial & Professional Services - 7.5% (continued)
Pi Lux Finco, Second Lien Facility 1 Term Loan, 3 Month LIBOR +7.25%	8.32	1/1/2026	1,250,000	[c]	1,125,000
Pre-Paid Legal Services, First Lien Initial Term Loan, 1 Month LIBOR +3.25%	3.41	5/1/2025	2,800,767	[c]	2,720,945
Prime Security Services Borrower, 2019 Refinancing Term Loan B-1, 1-3 Month LIBOR +3.25%	4.25	9/23/2026	2,811,337	[c]	2,806,066
Team Health Holdings, Initial Term Loan, 1 Month LIBOR +2.75%	3.75	2/6/2024	1,785,387	[c]	1,494,520
TNS, Initial Term Loan, 1 Month LIBOR +4.00%	4.16	8/14/2022	2,564,660	[c]	2,545,425
Verscend Holding, Term Loan B, 1 Month LIBOR +4.50%	4.66	8/27/2025	4,429,240	[c]	4,410,327
Weight Watchers International, Initial Term Loan, 1 Month LIBOR +4.75%	5.50	11/29/2024	5,048,828	[c]	5,046,303
				48,928,466
Consumer Discretionary - 3.8%
Alchemy Copyrights, 2020 Term Loan, 3 Month PRIME +2.25%	5.50	8/5/2027	566,667	[c]	565,604
Allen Media, Initial Term Loan, 3 Month LIBOR +5.50%	5.81	2/10/2027	1,914,339	[c]	1,850,524
AP Gaming I, First Lien Incremental Term Loan B, 3 Month LIBOR +3.50%	4.50	2/15/2024	2,603,947	[c]	2,305,795
Aristocrat International, Initial Term Loan, 3 Month LIBOR +3.75%	4.75	10/19/2024	2,511,113	[c]	2,523,668
Boyd Gaming, Refinancing Term Loan B, 1 Month LIBOR +2.25%	2.36	9/15/2023	1,980,000	[c]	1,930,282
Caesars Resort Collection, Term Loan B-1, 3 Month LIBOR +4.50%	4.74	7/20/2025	3,981,493	[c]	3,871,384
Dealer Tire, Term Loan B-1, 1 Month LIBOR +4.25%	4.41	2/5/2027	3,063,000	[c]	3,003,012
Lions Gate Capital Holdings, Term Loan B, 1 Month LIBOR +2.25%	2.41	3/24/2025	438,575	[c]	427,613
Scientific Games International, Initial Term Loan B-5, 3 Month LIBOR +2.75%	3.33	8/14/2024	1,390,000	[c]	1,303,125
Stars Group Holdings, USD Term Loan, 3 Month LIBOR +3.50%	3.81	7/10/2025	1,486,761	[c]	1,490,508
UFC Holdings, Term Loan B, 3 Month LIBOR +3.25%	4.25	4/29/2026	5,645,030	[c]	5,586,802
				24,858,317

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 80.5% (continued)
Consumer Staples - .4%
KIK Custom Products, Term Loan B-3, 1 Month LIBOR +4.00%	5.00	5/15/2023	2,883,824	[c]	2,870,313
Diversified Financials - 2.2%
Blackhawk Network Holdings, First Lien Term Loan, 1 Month LIBOR +3.00%	3.16	6/15/2025	3,015,040	[c]	2,856,751
Fiserv Investment Solutions, Initial Term Loan, 3 Month LIBOR +4.75%	5.02	2/18/2027	2,390,000	[c]	2,385,017
Paysafe Holdings US, Facility Term Loan B-1, 3 Month LIBOR +3.50%	4.50	1/1/2025	1,677,222	[c]	1,594,409
Russell Investments US, Term Loan, 3 Month LIBOR +2.75%	3.82	6/1/2023	2,370,000	[c]	2,355,484
VFH Parent, Initial Term Loan, 1 Month LIBOR +3.00%	3.16	3/1/2026	5,066,828	[c]	5,024,090
				14,215,751
Electronic Components - .3%
1a Smart Start, Initial Term Loan, 3 Month PRIME +3.75%	7.00	8/14/2027	1,989,234	[c]	1,992,546
Energy - 3.1%
BCP Renaissance Parent, Initial Term Loan, 3 Month LIBOR +3.50%	4.50	11/1/2024	2,365,738	[c]	2,224,788
Brazos Delaware II, Initial Term Loan, 1 Month LIBOR +4.00%	4.17	5/29/2025	4,055,178	[c]	2,992,376
GIP III Stetson I, Initial Term Loan, 1 Month LIBOR +4.25%	4.42	7/18/2025	1,777,453	[c]	1,191,267
Granite Acquisition, First Lien Term Loan B, 3 Month LIBOR +3.50%	4.50	12/17/2021	2,692,466	[c]	2,681,238
Granite Acquisition, Second Lien Term Loan B, 3 Month LIBOR +7.25%	8.25	12/19/2022	469,111	[c]	456,211
Lower Cadence Holdings, Initial Term Loan, 1 Month LIBOR +4.00%	4.16	5/22/2026	3,816,707	[c]	3,544,767
Natgasoline, Initial Term Loan, 3 Month LIBOR +3.50%	3.81	11/14/2025	3,502,099	[c]	3,291,973
Traverse Midstream Partners, Advance Term Loan, 1 Month LIBOR +4.00%	5.00	9/27/2024	571,293	[c]	524,698
WaterBridge Midstream Operating, Initial Term Loan, 3 Month LIBOR +5.75%	6.75	6/21/2026	4,188,350	[c]	3,453,295
				20,360,613
Environmental Control - 1.1%
EnergySolutions, Initial Term Loan, 3 Month LIBOR +3.75%	4.75	5/11/2025	1,994,293	[c]	1,863,826

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 80.5% (continued)
Environmental Control - 1.1% (continued)
Filtration Group, Initial Euro Term Loan, 3 Month EURIBOR +3.50% @ Floor	EUR	3.50	3/29/2025	1,989,822	[c]	2,345,299
Packers Holdings, Initial Term Loan, 1 Month LIBOR +3.00%		4.00	12/4/2024	3,183,624	[c]	3,129,248
					7,338,373
Food Products - .5%
Froneri US, Second Lien Facility USD Term Loan, 1 Month LIBOR +5.75%		5.91	1/31/2028	3,346,991	[c]	3,321,889
Food Service - .5%
TKC Holdings, First Lien Initial Term Loan, 2-3 Month LIBOR +3.75%		4.75	2/1/2023	2,423,333	[c]	2,283,652
TKC Holdings, Second Lien Initial Term Loan, 3 Month LIBOR +8.00%		9.00	2/1/2024	1,224,564	[c]	1,038,333
					3,321,985
Forest Products & Paper - .5%
Asplundh Tree Expert, Term Loan, 1 Month LIBOR +2.50% @ Floor		2.50	8/19/2027	1,419,142	[c]	1,421,356
Neenah Paper, Term Loan, 3 Month LIBOR +4.00%		5.00	6/30/2027	2,167,049	[c]	2,180,593
					3,601,949
Health Care - 10.7%
Agiliti Health, Term Loan, 1 Month LIBOR +3.00%		3.19	1/4/2026	2,603,875	[c]	2,558,307
Air Methods, Initial Term Loan, 3 Month LIBOR +3.50%		4.50	4/21/2024	2,977,260	[c]	2,632,389
Albany Molecular Research, First Lien Initial Term Loan, 1-3 Month LIBOR +3.25%		4.25	8/31/2024	3,488,167	[c]	3,438,897
Alphabet Holding, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		3.66	9/28/2024	3,695,500	[c]	3,610,042
Alphabet Holding, Second Lien Initial Term Loan, 1 Month LIBOR +7.75%		7.91	8/15/2025	1,600,000	[c]	1,552,504
Auris Luxembourg III, Facility Term Loan B-2, 1 Month LIBOR +3.75%		3.91	2/21/2026	5,729,631	[c]	5,289,165
Cheplapharm Arzneimittel, Facility Term Loan B-4, 3 Month EURIBOR +3.50% @ Floor	EUR	3.50	7/6/2025	1,879,310	[c]	2,205,020
CPI Holdco, First Lien Closing Date Term Loan, 1 Month LIBOR +4.25%		4.41	11/4/2026	2,248,009	[c]	2,231,149

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 80.5% (continued)
Health Care - 10.7% (continued)
Da Vinci Purchaser, First Lien Initial Term Loan, 3 Month LIBOR +4.00%		5.24	1/23/2027	2,957,935	[c]	2,945,615
Dentalcorp Health Service, Initial Term Loan, 1 Month LIBOR +3.75%		4.75	6/6/2025	3,846,162	[c]	3,625,008
Femur Buyer, First Lien Initial Term Loan, 3 Month LIBOR +4.50%		4.81	3/5/2026	3,980,421	[c]	3,579,075
Financiere Mendel, Term Loan, 6 Month EURIBOR +4.75% @ Floor	EUR	4.75	4/12/2026	3,000,000	[c]	3,571,780
Global Medical Response, 2018 Term Loan, 3 Month LIBOR +3.25%		4.25	4/28/2022	4,030,867	[c]	4,002,066
MED ParentCo, First Lien Delayed Draw Term Loan, 1-3 Month LIBOR +4.25%		4.33	8/31/2026	729,780	[c,d]	687,818
MED ParentCo, First Lien Initial Term Loan, 1 Month LIBOR +4.25%		4.41	8/31/2026	2,912,420	[c]	2,744,956
MED ParentCo, First Lien Second Amendment Additional Term Loan, 3 Month LIBOR +6.25%		7.25	8/31/2026	947,000	[c,e]	942,265
Milano Acquisition, Term Loan, 1 Month LIBOR +4.00% @ Floor		4.00	8/17/2027	2,845,920	[c]	2,831,690
Ortho-Clinical Diagnostics, 2020 Incremental Euro Term Loan, 3 Month EURIBOR +3.50% @ Floor	EUR	3.50	6/30/2025	2,375,945	[c]	2,725,465
Ortho-Clinical Diagnostics, Refinancing Term Loan, 1 Month LIBOR +3.25%		3.41	6/30/2025	530,550	[c]	512,476
Pathway Vet Alliance, First Lien Initial Delayed Draw Term Loan, 3 Month LIBOR +1.00% @ Floor		1.00	3/31/2027	183,542	[c,d]	180,445
Pathway Vet Alliance, First Lien Initial Term Loan, 1 Month LIBOR +4.00%		4.16	3/31/2027	2,252,710	[c]	2,214,696
PetVet Care Centers, 2020 First Lien Incremental Term Loan, 1 Month LIBOR +4.25%		5.25	2/14/2025	611,111	[c,d]	611,111
PetVet Care Centers, First Lien Initial Term Loan, 1 Month LIBOR +2.75%		2.91	2/14/2025	3,146,985	[c]	3,047,666
PetVet Care Centers, Second Lien Initial Term Loan, 1 Month LIBOR +6.25%		6.41	2/15/2026	1,488,652	[c]	1,448,950
Surgery Center Holdings, 2020 Incremental Term Loan, 1 Month LIBOR +8.00%		9.00	8/31/2024	1,276,800	[c]	1,295,952

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 80.5% (continued)
Health Care - 10.7% (continued)
Surgery Center Holdings, Initial Term Loan, 1 Month LIBOR +3.25%	4.25	8/31/2024	2,724,972	[c]	2,580,453
US Anesthesia Partners, First Lien Initial Term Loan, 3 Month LIBOR +3.00%	4.00	6/23/2024	3,413,650	[c]	3,301,853
Versant Health Holdco, First Lien Initial Term Loan, 1 Month LIBOR +3.00%	4.00	12/1/2024	4,227,692	[c]	4,149,734
				70,516,547
Industrial - 4.5%
Brand Industrial Services, Initial Term Loan, 3 Month LIBOR +4.25%	5.25	6/21/2024	4,138,721	[c]	3,830,034
CIRCOR International, New Term Loan, 1 Month LIBOR +3.25%	4.25	12/11/2024	1,603,378	[c]	1,569,306
Engineered Machinery Holdings , First Lien Initial Term Loan, 3 Month LIBOR +3.00%	4.00	7/19/2024	2,710,525	[c]	2,641,637
Landry's Finance Acquisition, 2020 Buy Back Term Loan, 3 Month LIBOR +12.00%	13.00	10/4/2023	1,760,951	[c]	2,042,703
Landry's Finance Acquisition, 2020 Initial Term Loan, 3 Month LIBOR +12.00%	13.00	10/4/2023	143,811	[c]	163,585
Pro Mach Group, First Lien Third Amendment Delayed Draw Term Loan, 3 Month LIBOR +1.00% @ Floor	1.00	3/7/2025	1,058,703	[c,d]	1,026,942
Pro Mach Group, First Lien Third Amendment Incremental Term Loan, 3 Month LIBOR +3.50%	4.50	3/7/2025	1,058,703	[c]	1,026,942
Qualtek USA, Tranche Term Loan B, 2-3 Month LIBOR +6.25%	7.25	7/18/2025	2,478,893	[c]	2,259,920
Restaurant Technologies, First Lien Initial Term Loan, 1 Month LIBOR +3.25%	3.41	10/1/2025	2,292,760	[c]	2,205,349
Titan Acquisition, Initial Term Loan, 3 Month LIBOR +3.00%	3.36	3/28/2025	2,997,903	[c]	2,837,725
USIC Holdings, Term Loan B, 1 Month LIBOR +3.25%	4.25	12/9/2023	3,011,025	[c,d]	2,937,631
VAC Germany Holding GmbH, Term Loan B, 3 Month LIBOR +4.00%	5.00	3/8/2025	3,030,250	[c,e]	2,136,326
Ventia Deco, 2019 Refinancing Term Loan B, 3 Month LIBOR +4.00%	5.00	5/21/2026	2,184,857	[c]	2,176,663

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 80.5% (continued)
Industrial - 4.5% (continued)
Yak Access, First Lien Initial Term Loan, 3 Month LIBOR +5.00%	5.31	7/11/2025	3,448,750	[c]	2,887,466
				29,742,229
Information Technology - 7.4%
Boxer Parent, Initial Dollar Term Loan, 1 Month LIBOR +4.25%	4.41	10/2/2025	4,576,217	[c]	4,503,295
Camelot Finance, Initial Term Loan, 1 Month LIBOR +3.00%	3.16	10/31/2026	2,366,360	[c]	2,330,865
DCert Buyer, First Lien Initial Term Loan, 1 Month LIBOR +4.00%	4.16	10/16/2026	3,157,143	[c]	3,127,229
Dun & Bradstreet, Term Loan B, 1 Month LIBOR +3.75%	3.92	2/8/2026	4,412,263	[c]	4,407,851
Finastra USA, First Lien Dollar Term Loan, 3 Month LIBOR +3.50%	4.50	6/13/2024	1,763,995	[c]	1,665,952
Greeneden US Holdings II, Tranche Dollar Term Loan B-3, 1 Month LIBOR +3.25%	3.41	12/1/2023	3,132,806	[c]	3,088,430
Hyland Software, 2018 Refinancing Term Loan, 1 Month LIBOR +3.25%	4.00	7/1/2024	5,021,860	[c]	4,969,834
Mitchell International, First Lien Initial Term Loan, 1 Month LIBOR +3.25%	3.41	12/1/2024	4,154,009	[c]	3,969,696
Quest Software US Holdings, First Lien Initial Term Loan, 3 Month LIBOR +4.25%	4.51	5/18/2025	6,002,516	[c]	5,896,242
Rackspace Hosting, First Lien Term Loan B, 2-3 Month LIBOR +3.00%	4.00	11/3/2023	3,885,055	[c]	3,852,285
SCS Holdings I, New Tranche Term Loan B, 1 Month LIBOR +3.50%	3.66	7/1/2026	3,083,320	[c]	3,024,552
SkillSoft, New Money Term Loan, 3 Month LIBOR +7.50% @ Floor	7.50	12/31/2029	94,220	[c,d]	94,691
SkillSoft, Second Out Term Loan, 3 Month LIBOR +7.50% @ Floor	7.50	12/31/2024	595,381	[c]	580,496
SkillSoft, Senior Secured SuperPriority DIP Term Loan, 3 Month LIBOR +7.50% @ Floor	7.50	9/16/2020	96,441	[c]	95,838
TIBCO Software, Term Loan B-3, 1 Month LIBOR +3.75%	3.91	7/3/2026	3,615,044	[c]	3,512,919
Ultimate Software Group, 2020 Incremental Term Loan, 3 Month LIBOR +4.00%	4.75	5/3/2026	1,228,614	[c]	1,229,388
Ultimate Software Group, First Lien Initial Term Loan, 1 Month LIBOR +3.75%	3.91	5/3/2026	1,759,721	[c]	1,749,823

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 80.5% (continued)
Information Technology - 7.4% (continued)
Ultimate Software Group, Second Lien Initial Term Loan, 3 Month LIBOR +6.75%	7.50	5/3/2027	174,107	[c]	178,242
				48,277,628
Insurance - 3.5%
AssuredPartners, 2020 February Refinancing Term Loan, 1 Month LIBOR +3.50%	3.66	2/13/2027	2,354,869	[c]	2,302,520
AssuredPartners, 2020 June Incremental Term Loan, 1 Month LIBOR +4.50%	5.50	2/13/2027	693,000	[c]	694,157
Asurion, New Term Loan B-7, 1 Month LIBOR +3.00%	3.16	11/3/2024	1,721,150	[c]	1,694,076
Asurion, Replacement Term Loan B-6, 1 Month LIBOR +3.00%	3.16	11/3/2023	987,325	[c]	972,105
Asurion, Second Lien Replacement Term Loan B-2, 1 Month LIBOR +6.50%	6.66	8/4/2025	5,575,099	[c]	5,601,581
HUB International, 2019 Incremental Term Loan, 3 Month LIBOR +4.00%	5.00	4/25/2025	1,701,894	[c]	1,709,229
Mayfield Agency Borrower, First Lien Term Loan B, 1 Month LIBOR +4.50%	4.66	2/28/2025	5,202,981	[c]	4,719,260
Ryan Specialty Group, Initial Term Loan, 1 Month LIBOR +3.25%	4.00	7/23/2027	781,866	[c]	780,404
Sedgwick CMS, 2019 New Term Loan, 1 Month LIBOR +4.00%	4.16	9/3/2026	1,270,946	[c]	1,255,745
Sedgwick CMS, 2020 Term Loan, 1 Month LIBOR +4.25%	5.25	9/3/2026	257,554	[c]	257,072
Sedgwick CMS, Term Loan, 1 Month LIBOR +3.25%	3.41	12/31/2025	3,198,849	[c]	3,097,541
				23,083,690
Internet Software & Services - 2.6%
ION Trading Finance, Initial Dollar Term Loan, 3 Month LIBOR +4.00%	5.07	11/21/2024	2,469,005	[c]	2,423,144
ProQuest, First Lien Initial Term Loan, 1 Month LIBOR +3.50%	3.66	10/23/2026	3,501,690	[c]	3,472,136
Trader, Senior Secured First Lien Term Loan, 1 Month LIBOR +3.00%	4.00	9/28/2023	3,179,841	[c]	3,108,295
Web.com Group, First Lien Initial Term Loan, 1 Month LIBOR +3.75%	3.93	10/11/2025	4,640,163	[c]	4,503,278

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 80.5% (continued)
Internet Software & Services - 2.6% (continued)
WeddingWire, First Lien Initial Term Loan, 3 Month LIBOR +4.50%	4.81	12/21/2025	3,756,133	[c]	3,615,278
				17,122,131
Materials - 6.3%
Ball Metalpack Finco, First Lien Initial Term Loan, 3 Month LIBOR +4.50%	4.76	7/31/2025	4,830,719	[c]	4,636,283
Berlin Packaging, First Lien Initial Term Loan, 1-3 Month LIBOR +3.00%	3.24	11/7/2025	1,724,051	[c]	1,679,441
Canister International, Initial Term Loan, 1 Month LIBOR +4.75%	4.91	12/20/2026	1,501,071	[c]	1,506,700
Charter NEX US, First Lien Initial Term Loan, 1 Month LIBOR +2.75%	3.75	5/16/2024	780,000	[c]	769,439
Charter NEX US, Incremental Term Loan, 1 Month LIBOR +3.25%	3.41	5/16/2024	3,444,531	[c]	3,400,407
Fort Dearborn Holding, First Lien Initial Term Loan, 1-3 Month LIBOR +4.00%	5.15	10/19/2023	2,439,032	[c]	2,375,617
Graham Packaging, Initial Term Loan, 1 Month LIBOR +3.75%	4.50	8/4/2027	1,653,212	[c]	1,653,418
LABL, Initial Dollar Term Loan, 1 Month LIBOR +4.50%	4.66	7/2/2026	3,018,789	[c]	2,979,636
Mauser Packaging Solutions Holding, Initial Term Loan, 2-3 Month LIBOR +3.25%	3.52	4/3/2024	1,271,722	[c]	1,212,428
Murray Energy, Superpriority Term Loan B-2, 3 Month LIBOR +7.25%	9.35	10/17/2022	4,156,376	[c,f]	108,066
Oxbow Carbon, First Lien Tranche Term Loan B, 1 Month LIBOR +3.75%	3.91	1/4/2023	1,934,705	[c]	1,886,337
Plaze, 2020-1 Additional Term Loan, 1 Month LIBOR +4.25%	5.25	8/3/2026	1,518,545	[c]	1,503,360
Plaze, Initial Term Loan, 3 Month LIBOR +3.50%	4.57	8/3/2026	1,784,838	[c]	1,731,292
Proampac PG Borrower, First Lien Initial Term Loan, 3 Month LIBOR +3.50%	4.50	11/18/2023	1,900,000	[c]	1,878,625
Tecostar Holdings, 2017 First Lien Term Loan, 3 Month LIBOR +3.50%	4.68	5/1/2024	3,555,269	[c]	3,421,946
Tosca Services, New First Lien Term Loan, 1 Month LIBOR +4.25%	5.25	7/28/2027	2,204,031	[c]	2,212,296

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 80.5% (continued)
Materials - 6.3% (continued)
TricorBraun, First Lien Closing Date Term Loan, 3 Month LIBOR +3.75%		4.75	11/30/2023	5,667,789	[c]	5,595,184
Weener Plastics Group, Facility Term Loan B, 3 Month EURIBOR +3.75% @ Floor	EUR	3.75	5/17/2025	2,500,000	[c]	2,908,612
					41,459,087
Media - 4.5%
Banijay Group US Holding, Facility USD Term Loan B, 1 Month LIBOR +3.75%		3.91	3/1/2025	1,676,259	[c]	1,638,544
CSC Holdings, October 2018 Incremental Term Loan, 1 Month LIBOR +2.25%		2.41	1/15/2026	3,289,280	[c]	3,185,125
CSC Holdings, September 2019 Term Loan, 1 Month LIBOR +2.50%		2.66	4/15/2027	1,990,000	[c]	1,933,504
iHeartCommunications, Second Amendment Incremental Term Loan, 1 Month LIBOR +4.00%		4.75	5/1/2026	1,660,000	[c]	1,608,822
ION Media Networks, Term Loan B-4, 1 Month LIBOR +3.00%		3.19	12/18/2024	2,438,221	[c]	2,385,896
Meredith, Tranche Term Loan B-3, 3 Month LIBOR +4.25%		5.25	1/31/2025	2,271,313	[c]	2,245,761
NEP Group, First Lien Initial Dollar Term Loan, 1 Month LIBOR +3.25%		3.41	10/20/2025	1,839,209	[c]	1,560,045
NewCo Financing Partnership, USD Term Loan B-1, 1 Month LIBOR +3.50% @ Floor		3.50	1/31/2029	2,290,098	[c]	2,274,068
Nexstar Broadcasting, Term Loan B-4, 1 Month LIBOR +2.75%		2.91	9/19/2026	1,464,046	[c]	1,441,170
Nielsen Finance, Dollar Term Loan B-5, 1 Month LIBOR +3.75%		4.75	6/4/2025	1,293,462	[c]	1,301,384
Radiate Holdco, Closing Date Term Loan, 1 Month LIBOR +3.00%		3.75	2/1/2024	1,802,921	[c]	1,779,006
Univision Communications, 2017 Replacement Term Loan, 1 Month LIBOR +2.75%		3.75	3/15/2024	1,340,000	[c]	1,303,150
UPC Financing Partnership, USD Term Loan B-2, 1 Month LIBOR +3.50% @ Floor		3.50	1/31/2029	2,290,098	[c]	2,274,068
Virgin Media Bristol, N Facility Term Loan, 3 Month LIBOR +2.50%		2.66	1/31/2028	1,980,000	[c]	1,932,559

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 80.5% (continued)
Media - 4.5% (continued)
WideOpenWest Finance, Refinancing Term Loan B, 1 Month LIBOR +3.25%	4.25	8/19/2023	2,703,200	[c]	2,670,261
				29,533,363
Real Estate - .4%
Cushman & Wakefield US, Replacement Term Loan, 1 Month LIBOR +2.75%	2.91	8/21/2025	1,002,740	[c]	965,553
GGP Nimbus, Initial Term Loan B, 1 Month LIBOR +2.50%	2.66	8/24/2025	1,865,403	[c]	1,514,577
				2,480,130
Retailing - 2.3%
Bass Pro Group, Initial Term Loan, 3 Month LIBOR +5.00%	6.07	9/25/2024	4,120,369	[c]	4,117,155
CWGS Group, Term Loan, 1 Month LIBOR +2.75%	3.50	11/8/2023	3,062,106	[c]	2,977,423
Foundation Building Materials, Term Loan, 1 Month LIBOR +3.00%	3.16	8/13/2025	2,624,089	[c]	2,588,007
Leslie's Poolmart, Tranche Term Loan B-2, 1 Month LIBOR +3.50%	3.66	8/16/2023	2,424,860	[c]	2,390,912
Staples, 2019 Refinancing New Term Loan B-1, 3 Month LIBOR +5.00%	5.25	4/12/2026	1,523,185	[c]	1,303,382
Talbots, First Lien Initial Term Loan, 3 Month LIBOR +7.00%	7.31	11/28/2022	1,735,900	[c]	1,398,120
				14,774,999
Semiconductors & Semiconductor Equipment - .8%
Natel Engineering, Initial Term Loan, 6 Month LIBOR +5.00%	6.07	4/30/2026	3,278,143	[c]	2,786,422
Ultra Clean Holdings, Term Loan B, 1 Month LIBOR +4.50%	4.66	8/27/2025	2,348,004	[c]	2,352,418
				5,138,840
Technology Hardware & Equipment - 4.2%
Access CIG, First Lien Term Loan B, 1 Month LIBOR +3.75%	3.91	2/27/2025	1,916,855	[c]	1,859,646
Cardtronics USA, Initial Term Loan, 1 Month LIBOR +4.00%	5.00	6/29/2027	1,709,091	[c]	1,712,304
Everi Payments, Term Loan, 3 Month LIBOR +10.50%	11.50	5/9/2024	2,252,095	[c]	2,319,658
McAfee, USD Term Loan B, 1 Month LIBOR +3.75%	3.91	9/29/2024	5,685,158	[c]	5,646,101
Perforce Software, Term Loan, 1 Month LIBOR +3.75%	3.91	7/1/2026	3,860,874	[c]	3,766,166
Redstone Buyer, Term Loan, 3 Month LIBOR +5.00%	6.00	7/1/2027	2,480,445	[c]	2,480,445

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 80.5% (continued)
Technology Hardware & Equipment - 4.2% (continued)
Sandvine, First Lien Initial Term Loan, 1 Month LIBOR +4.50%	4.66	11/2/2025	3,979,481	[c]	3,899,891
Surf Holdings, Senior Secured First Lien Dollar Tranche Term Loan, 3 Month LIBOR +3.50%	3.83	3/5/2027	2,490,227	[c]	2,439,738
Tempo Acquisition, Extending Term Loan, 3 Month LIBOR +3.25%	3.75	9/1/2026	2,330,704	[c]	2,288,471
VeriFone Systems, First Lien Initial Term Loan, 3 Month LIBOR +4.00%	4.25	8/20/2025	1,562,003	[c]	1,415,456
				27,827,876
Telecommunication Services - 4.9%
Altice France, USD TLB-13 Incremental Term Loan, 1 Month LIBOR +4.00%	4.75	8/14/2026	7,276,988	[c]	7,199,670
CommScope, Initial Term Loan, 1 Month LIBOR +3.25%	3.41	4/4/2026	3,868,274	[c]	3,799,883
Connect Finco, Initial Term Loan, 1 Month LIBOR +4.50%	5.50	12/12/2026	1,499,039	[c]	1,462,508
Intelsat Jackson Holdings, SuperPriority Secured DIP Term Loan, 3 Month LIBOR +4.55%	6.50	7/13/2021	448,695	[c,d]	458,043
Intelsat Jackson Holdings, Tranche Term Loan B-3, 3 Month PRIME +4.75%	8.00	11/27/2023	2,230,000	[c]	2,253,225
Intelsat Jackson Holdings, Tranche Term Loan B-4, 3 Month PRIME +5.50%	8.75	1/2/2024	754,048	[c]	763,288
Iridium Satellite, Initial Term Loan, 1 Month LIBOR +3.75%	4.75	11/4/2026	4,219,620	[c]	4,237,216
MTN Infrastructure TopCo, 2020 Incremental Term Loan, 1 Month LIBOR +4.00%	5.00	11/17/2024	445,104	[c]	442,878
MTN Infrastructure TopCo, Initial Term Loan, 1 Month LIBOR +3.00%	4.00	11/17/2024	3,158,056	[c]	3,108,711
T-Mobile USA, Term Loan, 1 Month LIBOR +3.00%	3.16	4/1/2027	1,579,781	[c]	1,585,413
West, Initial Term Loan B, 3 Month LIBOR +4.00%	5.00	10/10/2024	5,601,424	[c]	5,030,499
Zayo Group Holdings, Initial Dollar Term Loan, 1 Month LIBOR +3.00%	3.16	3/9/2027	1,917,342	[c]	1,866,734
				32,208,068
Utilities - 2.8%
Eastern Power, Term Loan B, 1-3 Month LIBOR +3.75%	4.75	10/2/2025	6,332,791	[c]	6,299,449

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 80.5% (continued)
Utilities - 2.8% (continued)
EFS Cogen Holdings I, Advance Term Loan B, 1-3 Month LIBOR +3.25%	4.25	6/28/2023	4,775,360	[c]	4,759,171
Helix Gen Funding, Term Loan, 1 Month LIBOR +3.75%	4.75	6/3/2024	6,851,798	[c]	6,758,066
Pike, Initial Term Loan, 1 Month LIBOR +3.00%	3.18	7/24/2026	359,849	[c]	359,176
				18,175,862
Total Floating Rate Loan Interests (cost $542,645,717)			528,207,292
			Shares
Common Stocks - .1%
Commercial & Professional Services - .0%
New Constellis Borrower			47,534	[e,g]	53,476
Information Technology - .1%
SkillSoft, Cl. A			5,576	[e,g]	752,760
Total Common Stocks (cost $778,949)			806,236

Exchange-Traded Funds - 2.2%
Registered Investment Companies - 2.2%
Invesco Senior Loan ETF			291,208	[h]	6,368,719
iShares iBoxx High Yield Corporate Bond ETF			34,483		2,932,089
SPDR Blackstone / GSO Senior Loan ETF			39,356		1,763,936
SPDR Bloomberg Barclays High Yield Bond ETF			28,709	[h]	3,035,977
Total Exchange-Traded Funds (cost $13,790,670)			14,100,721
	1-Day Yield (%)
Investment Companies - 6.9%
Registered Investment Companies - 6.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $44,896,589)	0.20		44,896,589	[i]	44,896,589

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,650,750)	0.20	4,650,750	[i] 4,650,750
Total Investments (cost $693,562,655)		104.1%	682,827,332
Liabilities, Less Cash and Receivables		(4.1%)	(26,614,483)
Net Assets		100.0%	656,212,849

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

PRIME—Prime Lending Rate

SPDR—Standard & Poor's Depository Receipt

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, these securities were valued at $82,158,161 or 12.52% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

e The fund held Level 3 securities at August 31, 2020, these securities were valued at $3,884,827 or .59% of net assets.

f Non-income producing—security in default.

g Non-income producing security.

h Security, or portion thereof, on loan. At August 31, 2020, the value of the fund’s securities on loan was $4,529,941 and the value of the collateral was $4,660,401, consisting of cash collateral of $4,650,750 and U.S. Government & Agency securities valued at $9,651.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Consumer, Non-cyclical	20.9
Industrial	15.2
Communications	15.0
Technology	13.1
Consumer, Cyclical	10.5
Investment Companies	9.8
Financial	7.0
Energy	4.1
Basic Materials	3.6
Utilities	3.2
Collateralized Loan Obligations	1.7
104.1

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 8/31/19 ($)	Purchases ($)†	Sales ($)	Value 8/31/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	30,794,018	465,956,715	(451,854,144)	44,896,589	6.9	329,391
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	70,700,997	(66,050,247)	4,650,750.7		-
Total	30,794,018	536,657,712	(517,904,391)	49,547,339	7.6	329,391

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS August 31, 2020

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation)($)
Citigroup
United States Dollar	3,232,804	British Pound	2,460,000	9/24/2020	(56,179)
United States Dollar	24,275,839	Euro	20,480,000	9/24/2020	(177,137)
Gross Unrealized Depreciation					(233,316)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,529,941)—Note 1(c):
Unaffiliated issuers	644,015,316	633,279,993
Affiliated issuers	49,547,339	49,547,339
Cash		1,580,785
Cash denominated in foreign currency	405,399	410,618
Receivable for investment securities sold		9,136,334
Dividends, interest and securities lending income receivable		3,178,426
Receivable for shares of Common Stock subscribed		1,362,021
Prepaid expenses		58,868
		698,554,384
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		367,582
Payable for investment securities purchased		36,540,056
Liability for securities on loan—Note 1(c)		4,650,750
Payable for shares of Common Stock redeemed		428,305
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		233,316
Directors’ fees and expenses payable		11,167
Other accrued expenses		110,359
		42,341,535
Net Assets ($)		656,212,849
Composition of Net Assets ($):
Paid-in capital		772,472,130
Total distributable earnings (loss)		(116,259,281)
Net Assets ($)		656,212,849

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	6,633,544	808,397	70,715,739	578,055,169
Shares Outstanding	594,355	72,486	6,349,532	51,979,623
Net Asset Value Per Share ($)	11.16	11.15	11.14	11.12

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 2020

Investment Income ($):
Income:
Interest	41,712,088
Dividends:
Unaffiliated issuers	113,188
Affiliated issuers	324,265
Income from securities lending—Note 1(c)	8,114
Total Income	42,157,655
Expenses:
Management fee—Note 3(a)	4,806,195
Loan commitment fees—Note 2	325,209
Shareholder servicing costs—Note 3(c)	166,806
Professional fees	136,189
Registration fees	95,290
Directors’ fees and expenses—Note 3(d)	67,882
Prospectus and shareholders’ reports	30,384
Chief Compliance Officer fees—Note 3(c)	13,975
Distribution fees—Note 3(b)	10,164
Interest expense—Note 2	2,267
Custodian fees—Note 3(c)	2,060
Miscellaneous	69,051
Total Expenses	5,725,472
Less—reduction in expenses due to undertaking—Note 3(a)	(66,953)
Net Expenses	5,658,519
Investment Income—Net	36,499,136
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(49,239,398)
Net realized gain (loss) on forward foreign currency exchange contracts	(1,797,762)
Capital gain distributions from affiliated issuers	5,126
Net Realized Gain (Loss)	(51,032,034)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	12,829,896
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(416,816)
Net Change in Unrealized Appreciation (Depreciation)	12,413,080
Net Realized and Unrealized Gain (Loss) on Investments	(38,618,954)
Net (Decrease) in Net Assets Resulting from Operations	(2,119,818)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2020	2019
Operations ($):
Investment income—net	36,499,136	57,843,919
Net realized gain (loss) on investments	(51,032,034)	(27,530,581)
Net change in unrealized appreciation (depreciation) on investments	12,413,080	(19,015,010)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,119,818)	11,298,328
Distributions ($):
Distributions to shareholders:
Class A	(1,008,899)	(1,679,274)
Class C	(59,284)	(85,597)
Class I	(3,884,311)	(4,688,673)
Class Y	(34,837,342)	(51,412,650)
Total Distributions	(39,789,836)	(57,866,194)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	4,121,481	34,374,692
Class C	25,000	329,060
Class I	40,700,690	132,123,681
Class Y	176,816,515	252,993,193
Distributions reinvested:
Class A	911,140	1,545,400
Class C	53,747	78,330
Class I	3,831,271	4,587,775
Class Y	11,656,045	16,002,358
Cost of shares redeemed:
Class A	(23,542,401)	(27,121,646)
Class C	(927,627)	(758,678)
Class I	(58,870,872)	(63,298,464)
Class Y	(364,463,475)	(557,482,921)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(209,688,486)	(206,627,220)
Total Increase (Decrease) in Net Assets	(251,598,140)	(253,195,086)
Net Assets ($):
Beginning of Period	907,810,989	1,161,006,075
End of Period	656,212,849	907,810,989

	Year Ended August 31,
	2020	2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	374,175	2,870,308
Shares issued for distributions reinvested	81,029	131,536
Shares redeemed	(2,149,120)	(2,300,930)
Net Increase (Decrease) in Shares Outstanding	(1,693,916)	700,914
Class C
Shares sold	2,176	28,089
Shares issued for distributions reinvested	4,791	6,673
Shares redeemed	(84,525)	(64,354)
Net Increase (Decrease) in Shares Outstanding	(77,558)	(29,592)
Class Ia
Shares sold	3,690,759	11,156,737
Shares issued for distributions reinvested	342,178	392,325
Shares redeemed	(5,351,245)	(5,398,520)
Net Increase (Decrease) in Shares Outstanding	(1,318,308)	6,150,542
Class Ya
Shares sold	16,039,487	21,482,432
Shares issued for distributions reinvested	1,044,871	1,365,469
Shares redeemed	(33,225,903)	(47,909,547)
Net Increase (Decrease) in Shares Outstanding	(16,141,545)	(25,061,646)

[a] During the period ended August 31, 2020, 56,251 Class A shares representing $626,502 were exchanged for 56,365 Class I shares, 786,853 Class Y shares representing $8,765,754 were exchanged for 785,942 Class I shares. During the period ended August 31, 2019, 973,505 Class Y shares representing $11,473,584 were exchanged for 973,158 Class I shares, 986 Class A shares representing $11,661 were exchanged for 988 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.64	12.07	12.13	12.06	12.29
Investment Operations:
Investment income—net[a]	.55	.65	.51	.44	.47
Net realized and unrealized gain (loss) on investments	(.48)	(.47)	(.11)	.05	(.21)
Total from Investment Operations	.07	.18	.40	.49	.26
Distributions:
Dividends from investment income—net	(.55)	(.61)	(.46)	(.42)	(.49)
Net asset value, end of period	11.16	11.64	12.07	12.13	12.06
Total Return (%)[b]	.69	1.59	3.38	4.14	2.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19	1.12	.99	1.02	1.04
Ratio of net expenses to average net assets	1.04	1.02	.99	1.02	1.04
Ratio of net investment income to average net assets	4.74	5.26	4.19	3.61	3.98
Portfolio Turnover Rate	93.27	86.44	91.78	97.82	66.45
Net Assets, end of period ($ x 1,000)	6,634	26,637	19,165	14,483	7,210

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended August 31,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.63	12.06	12.11	12.04	12.28
Investment Operations:
Investment income—net[a]	.44	.54	.41	.35	.38
Net realized and unrealized gain (loss) on investments	(.45)	(.45)	(.10)	.05	(.22)
Total from Investment Operations	(.01)	.09	.31	.40	.16
Distributions:
Dividends from investment income—net	(.47)	(.52)	(.36)	(.33)	(.40)
Net asset value, end of period	11.15	11.63	12.06	12.11	12.04
Total Return (%)[b]	(.05)	.82	2.62	3.38	1.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.84	1.80	1.78	1.81	1.84
Ratio of net expenses to average net assets	1.79	1.77	1.75	1.78	1.80
Ratio of net investment income to average net assets	3.94	4.52	3.40	2.85	3.22
Portfolio Turnover Rate	93.27	86.44	91.78	97.82	66.45
Net Assets, end of period ($ x 1,000)	808	1,745	2,166	2,652	1,952

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.62	12.05	12.11	12.05	12.28
Investment Operations:
Investment income—net[a]	.54	.68	.54	.47	.50
Net realized and unrealized gain (loss) on investments	(.44)	(.47)	(.10)	.05	(.20)
Total from Investment Operations	.10	.21	.44	.52	.30
Distributions:
Dividends from investment income—net	(.58)	(.64)	(.50)	(.46)	(.53)
Net asset value, end of period	11.14	11.62	12.05	12.11	12.05
Total Return (%)	1.06	1.78	3.68	4.47	2.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.82	.77	.80	.81
Ratio of net expenses to average net assets	.79	.77	.75	.78	.80
Ratio of net investment income to average net assets	4.90	5.58	4.45	3.87	4.22
Portfolio Turnover Rate	93.27	86.44	91.78	97.82	66.45
Net Assets, end of period ($ x 1,000)	70,716	89,078	18,280	18,492	12,845

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended August 31,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.60	12.03	12.09	12.03	12.27
Investment Operations:
Investment income—net[a]	.55	.66	.54	.47	.51
Net realized and unrealized gain (loss) on investments	(.44)	(.44)	(.10)	.05	(.22)
Total from Investment Operations	.11	.22	.44	.52	.29
Distributions:
Dividends from investment income—net	(.59)	(.65)	(.50)	(.46)	(.53)
Net asset value, end of period	11.12	11.60	12.03	12.09	12.03
Total Return (%)	1.03	1.90	3.60	4.51	2.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.73	.72	.74	.76
Ratio of net expenses to average net assets	.75	.73	.72	.74	.76
Ratio of net investment income to average net assets	4.95	5.55	4.46	3.91	4.27
Portfolio Turnover Rate	93.27	86.44	91.78	97.82	66.45
Net Assets, end of period ($ x 1,000)	578,055	790,351	1,121,392	877,163	481,579

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Floating Rate Income Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Fund IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek high current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class Y shares, increasing authorized Class Y shares from 200 million to 275 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (75 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (275 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2020 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Loan Obligations	-	11,476,261	-	11,476,261
Corporate Bonds	-	78,689,483	-	78,689,483
Equity Securities - Common Stocks	-	-	806,236	806,236
Exchange-Traded Funds	14,100,721	-	-	14,100,721
Floating Rate Loan Interests	-	525,128,701	3,078,591	528,207,292
Investment Companies	49,547,339	-	-	49,547,339
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(233,316)	-	(233,316)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Floating Rate Loan Interests & Equity Securities-Common Stocks ($)
Balance as of 8/31/2019	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Purchases/Issuances	-
Sales/Dispositions	-
Transfers into Level 3†	3,884,827
Transfers out of Level 3	-
Balance as of 8/31/2020††	3,884,827
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 8/31/2020	(843,025)

† Transfers into of Level 3 represent the value at the date of transfer. The transfer into Level 3 for the current period was due to the lack of observable inputs.

†† Securities deemed as Level 3 due to the lack of significant observable inputs by management assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended August 31, 2020, The Bank of New York Mellon earned $1,577 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

The use of the London Interbank Offered Rate (“LIBOR”) is expected to be phased out by the end of 2021. LIBOR is currently used as a reference rate for certain financial instruments invested in by the fund, many of which are set to mature after the expected phase out of LIBOR. At this time, there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate; however, we continue to monitor the efforts of various parties, including government agencies, seeking to identify an alternative rate to replace LIBOR.

The fund invests in collateralized loan obligations (“CLOs”). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield.

The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The fund may invest in any tranche, including the equity tranche. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On August 31, 2020, the Board declared a cash dividend of $.040, $.029, $.042 and $.042 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on September 1, 2020, to shareholders of record as of the close of business on August 31, 2020. The ex-dividend date was September 1, 2020.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,762,196, accumulated capital losses $108,252,398 and unrealized depreciation $11,769,079.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any,

realized subsequent to August 31, 2020. The fund has $31,221,969 of short-term capital losses and $77,030,429 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2020 and August 31, 2019 were as follows: ordinary income $39,789,836 and $57,866,194, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2020 was approximately $85,246 with a related weighted average annualized interest rate of 2.66%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from September 1, 2019 through December 31, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the fund’s average daily net assets. On or after December 31, 2020, the Adviser may terminate the expenses

NOTES TO FINANCIAL STATEMENTS (continued)

limitation agreement at any time. Because “acquired fund fees and expenses” are incurred indirectly by the fund, such fees and expenses are not included in the expense limitation. The reduction in expenses, pursuant to the undertaking, amounted to $66,953 during the period ended August 31, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended August 31, 2020, the Distributor retained $868 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2020, Class C shares were charged $10,164 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2020, Class A and Class C shares were charged $48,352 and $3,388, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2020, the fund was charged $18,407 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2020, the fund was charged $2,060 pursuant to the custody agreement.

During the period ended August 31, 2020, the fund was charged $13,975 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $358,484, Distribution Plan fees of $578, Shareholder Services Plan fees of $1,613, custodian fees of $2,009, Chief Compliance Officer fees of $2,273 and transfer agency fees of $3,462, which are offset against an expense reimbursement currently in effect in the amount of $837.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended August 31, 2020, amounted to $661,482,328 and $873,823,468, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At August 31, 2020, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended August 31, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at August 31, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

At August 31, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(233,316)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(233,316)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(233,316)

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of August 31, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Citigroup	(233,316)		-	-	(233,316)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended August 31, 2020:

Average Market Value ($)
Forward contracts	19,519,401

At August 31, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was $694,922,062; accordingly, accumulated net unrealized depreciation on investments was $12,094,730, consisting of $9,743,873 gross unrealized appreciation and $21,838,603 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Directors of
BNY Mellon Investment Funds IV, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Floating Rate Income Fund (the “Fund”), a series of BNY Mellon Investment Funds IV, Inc., including the statements of investments and forward foreign currency exchange contracts, as of August 31, 2020, the statement of investments in affiliated issuers as of and for the year then ended, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures when replies from agent bank and brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 29, 2020

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 92.60% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the Fund’s taxable ordinary dividends and capital gains distributions paid for the 2020 calendar year on Form 1099-DIV which will be mailed in early 2021.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. The fund has established a Highly Liquid Investment Minimum (“HLIM”) and will review the HLIM periodically, no less frequently than annually. The fund has adopted policies and procedures to address any shortfall of the fund’s highly liquid assets below the HLIM and the Program Administrator will notify the fund board if the shortfall lasts for more than seven consecutive calendar days. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness, describes any material changes made to the Program and the determination of the fund’s HLIM.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 111

———————

Francine J. Bovich (69)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 67

———————

Andrew J. Donohue (70)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 53

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Kenneth A. Himmel (74)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Stephen J. Lockwood (73)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (70)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 53

———————

Benaree Pratt Wiley (74)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 72

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 111 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 119 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 134 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 135 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon Floating Rate Income Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Alcentra NY, LLC
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DFLAX Class C: DFLCX Class I: DFLIX Class Y: DFLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6240AR0820

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $59,990 in 2019 and $57,990 in 2020.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,420 in 2019 and $5,420 in 2020. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f -2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,310 in 2019 and $0 in 2020. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2019 and $0 in 2020.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $463,000 in 2019 and $472,000 in 2020.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.

Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment
Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds IV, Inc.

By:	/s/ Renee LaRoche-Morris
Renee LaRoche-Morris
President (Principal Executive Officer)

Date:	October 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Renee LaRoche-Morris
Renee LaRoche-Morris
President (Principal Executive Officer)

Date:	October 26, 2020

By:	/s/ James Windels
James Windels
Treasurer (Principal Financial Officer)

Date:	October 26, 2020

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)